October 4, 2011

YA Global Investments, L.P.
101 Hudson Street, Suite 3700
Jersey City, NJ 07302
Attention: Troy J. Rillo, Esquire

Re:	Notice of Taking Possession of Collateral

Dear Mr. Rillo:

Reference is made to that certain correspondence dated September 30, 2011 (the “Direction to Assemble Collateral”) sent by YA Global Investments, L.P. (the “Secured Party”) to the undersigned, a copy of which is attached hereto as Exhibit “A”. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Direction to Assemble Collateral.

The undersigned has requested that the Secured Party take possession of the Collateral at 10:00 A.M. MDT on Monday, October 17, 2011 and the Secured Party has agreed to do so, but only upon the terms and conditions expressly set forth herein.  Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned and the Secured Party hereby agree as follows:

1.
Notwithstanding the Direction to Assemble Collateral, the Secured Party hereby gives notice that it intends to take possession of the Collateral at 10:00 A.M. MDT on Monday, October 17, 2011; provided, however, that the Secured Party hereby expressly reserves the right to take possession of the Collateral prior to such date and time if, in the sole and exclusive discretion of the Secured Party, the Secured Party deems it necessary to take possession of the Collateral at such earlier time in order to protect or preserve the Collateral or the value thereof.  In connection therewith, the undersigned hereby expressly agree that on the above referenced date and time they will assemble the Collateral upon the business premises located at 4125 S. 6000 W., West Valley City, Utah 84128, or such other location as the Secured Party may hereafter direct, and that the appropriate personnel will be available to allow the Secured Party and/or its agents to enter the business premises to take possession of the Collateral and, if any of the Collateral is in the form of electronic or computer records or information, to provide the Secured Party and/or its agents with access to the undersigned’s computer systems to obtain the same.  Further, the undersigned hereby expressly agree that from and after October 17, 2011: (a) the Collateral, including any accounts receivable collections and other proceeds and products of the Collateral, is to be held in trust by the undersigned for the Secured Party; (b) the undersigned are to promptly remit any accounts receivable collections or other proceeds of the Collateral to the Secured Party in the same form received, with any necessary endorsements thereon; and (c) any failure of the undersigned to hold the Collateral in trust, including, without limitation, any use or sale of such Collateral, shall constitute conversion of the Secured Party’s Collateral for which the Secured Party will seek the appropriate remedies.

2.
To assist the Secured Party in taking possession of the Collateral on the above referenced date and time, the undersigned hereby expressly agree to provide the Secured Party and/or its agents with access to the business premises located at 4125 S. 6000 W., West Valley City, Utah 84128 and the undersigned’s computer systems at 10:00 A.M. MDT on Thursday, October 6, 2011 for the purposes of inspecting the Collateral.  In connection therewith, the undersigned expressly agree to provide the Secured Party and/or its agents with any and all information regarding the Collateral that the Secured Party and/or its agents may request, including, without limitation, the materials set forth on Schedule “1” attached hereto and incorporated herein by reference.

3.
At the Secured Party’s request, the undersigned agrees to cooperate with and assist the Secured Party, after it takes possession of the Collateral, in advising Secured Party respecting the preservation and protection of the value of the Collateral.

4.
The undersigned hereby expressly acknowledge and agree that (a) in accordance with the terms and conditions of the documents, instruments, and agreements evidencing the Financing Arrangements, the undersigned are unconditionally, collectively, jointly, and severally liable to the Secured Party for all amounts owed thereunder, without set off, counterclaim, defense, or offset, and (b) the Secured Party’s agreement to take possession of the Collateral at 10:00 A.M. MDT on Monday, October 17, 2011 set forth in Paragraph 1 hereof shall not in any way affect (i) the Secured Party’s rights and remedies under the documents, instruments, and agreements evidencing the Financing Arrangements, or applicable law, including, without limitation, the Secured Party’s right to foreclose its security interests in, or otherwise realize upon, the Collateral, (ii) the validity, enforceability, perfection, or priority of the security interests in the Collateral granted to the Secured Party by the undersigned, or (iii) the Secured Party’s right to send one or more further correspondence directing the undersigned to assemble the Collateral and/or Notifications of Disposition of Collateral at any time, and from time to time, as the Secured Party deems necessary or appropriate, in its sole and exclusive discretion, in connection with the exercise of its right to foreclose its security interests in, or otherwise realize upon, the Collateral.

5.
The undersigned hereby further expressly acknowledge and agree that (a) the Secured Party’s agreement to forbear under that certain Amended and Restated Forbearance Agreement and Amendment dated January 24, 2011 by and between the undersigned and the Secured Party has terminated, and the Secured Party has not subsequently agreed to any forbearance arrangement with the undersigned, or agreed to accept any payment or any payment plan in exchange for forbearance, and (b) the Secured Party’s agreement to take possession of the Collateral at 10:00 A.M. MDT on Monday, October 17, 2011 set forth in Paragraph 1 hereof is not intended to be, and shall not be construed as, (i) a cure or waive of any defaults, events of default, and/or termination events under the under the documents, instruments, and agreements evidencing the Financing Arrangements, whether now existing or hereafter arising, (ii) an agreement by the Secured Party to forbear from exercising any of its rights and remedies under the documents, instruments, and agreements evidencing the Financing Arrangements, and/or applicable law, or (iii) a waiver, modification, or amendment of the terms and conditions of the documents, instruments, and agreements evidencing the Financing Arrangements and/or the Secured Party’s rights and remedies thereunder.

6.
The Secured Party hereby expressly reserves all of its rights and remedies under the documents, instruments, and agreements evidencing the Financing Arrangements, and applicable law, including, without limitation, the right to foreclose its security interests in, or otherwise realize upon, the Collateral, and the right to send one or more further correspondence directing the undersigned to assemble the Collateral and/or Notifications of Disposition of Collateral at any time, and from time to time, as the Secured Party deems necessary or appropriate, in its sole and exclusive discretion, in connection therewith.

This letter agreement is intended to be executed under seal as of the date set forth above.  If this letter agreement sets forth our understanding, please execute this letter agreement where indicated below.

Very truly yours,

CIRTRAN COPRORATION,
a Nevada corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

RACORE NETWORK, INC.,
a Utah corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

CIRTRAN - ASIA, INC.,
a Utah corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

CIRTRAN BEVERAGE CORP.,
a Utah corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

CIRTRAN MEDIA CORP.,
a Utah corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

CIRTRAN ONLINE CORP.,
a Utah corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

CIRTRAN PRODUCTS CORP.,
a Utah corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

CIRTRAN CORPORATION,
a Utah corporation

By: /s/ Iehab Hawatmeh
Name: Iehab Hawatmeh
Title: President

ACCEPTED AND AGREED:

YA GLOBAL INVESTMENTS, L.P.

By:   Yorkville Advisors, its Investment Manager

By: /s/ Troy Rillo
Name: Troy Rillo
Title: Sr. Managing Director

Schedule “1”

1.	Copies of all material contracts, licenses, permits, agreements, and the like;

2.	Identifying and descriptive information concerning intellectual property;

3.	Inventory aging reports with a listing of locations;

4.	Accounts receivable aging reports with a listing of account debtors;

5.	A listing of all equipment, furniture, and fixtures not leased to Katana Electronics, LLC;

6.	Descriptions of each of the business lines/divisions maintained; and

7.	Lists of key employees.

Exhibit “A”
Direction to Assemble Collateral

RIEMER | BRAUNSTEIN

Douglas K. Clarke
dclarke@riemerlaw.com
(617) 880-3485 direct
(617) 692-3485 direct fax
September 30, 2011

VIA FEDERAL EXPRESS
AND FIRST CLASS MAIL

Cirtran Corporation
Racore Network, Inc.
Cirtran - Asia, Inc.
Cirtran Beverage Corp.
Cirtran Media Corp.
Cirtran Online Corp.
Cirtran Products Corp.
Cirtran Corporation
4125 S. 6000 W.
West Valley City, Utah 84128
Attn: Mr. Iehab Hawatmeh, President and CEO

Re:           Financing Arrangements with YA Global Investments, L.P.

Dear Mr. Hawatmeh:

As you are aware, this firm is counsel to YA Global Investments, L.P. (the “Secured Party”) in connection with the Secured Party’s financing arrangements with Cirtran Corporation, a Nevada corporation (the “Company”), and the Company’s subsidiaries Racore Network, Inc., Cirtran - Asia, Inc., Cirtran Beverage Corp., Cirtran Media Corp., Cirtran Online Corp., Cirtran Products Corp., and Cirtran Corporation, each a Utah corporation (together with the Company, collectively, the “Debtors”).

Reference is made to the following: (i) that certain Amended and Restated Forbearance Agreement and Amendment dated January 24, 2011 (the “Forbearance Agreement”) entered into by and between the Debtors and the Secured Party; and (ii) that certain Global Security Agreement dated as of August 11, 2009 (the “Security Agreement”) entered into by and between the Debtors and the Secured Party, pursuant to which, among other things, the Debtors granted the Secured Party a security interest in and to all Collateral (as defined in the Security Agreement and including, without limitation, all goods, inventory, equipment, instruments, documents, accounts, contracts and contract rights, chattel paper, trademarks and trademark registrations, patents and patent applications, and general intangibles) to secure all of the Debtors’ obligations to the Secured Party. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Forbearance Agreement.

Riemer &Braunstein LLP
Times Square Tower, Suite 2506 • Seven Times Square • New York, NY 10036-6524

Cirtran Corporation, et al.
September 30, 2011

Please be advised that one or more Termination Events have occurred under the Forbearance Agreement, including, without limitation, as a result of the Company’s failure to make one or more payments under the Forbearance Agreement as and when due (collectively, the “Stated Termination Events”). As a result of the Stated Termination Events, all Obligations are immediately due and payable in full and the Secured Party intends to commence all appropriate action to collect such Obligations. In connection therewith, and in accordance with the Secured Party’s rights as a secured creditor, as such rights are set forth in the Security Agreement and as such rights are set forth under the Uniform Commercial Code and other applicable law, the Secured Party hereby demands that the Debtors assemble all of the Collateral which they are in possession of, and which they may come into possession of, upon the business premises located at 4125 S. 6000 W., West Valley City, Utah 84128, or such other location as the Secured Party may hereafter direct.

Please be further advised that the Secured Party intends to take possession of the Collateral at 10:00 A.M. MDT on Thursday, October 6, 2011. Accordingly, please contact us immediately to confirm that the Debtors will assemble the Collateral as directed and that the appropriate personnel will be available on the above referenced date and time to allow the Secured Party or its agents to enter the business premises to take possession of the Collateral and, if any of the Collateral is in the form of electronic or computer records or information, to provide the Secured Party or its agents with access to the Debtors’ computer systems to obtain the same.

Unless the Secured Party receives confirmation from the Debtors on or before 10:00 A.M. MDT on Tuesday, October 4, 2011 that the Debtors will assemble and deliver the Collateral as directed, the Secured Party will interpret the Debtors’ lack of response as a refusal to allow the Secured Party to take possession of the Collateral. In such event, the Secured Party will have no alternative but to proceed with the enforcement of its rights and remedies under the existing Financing Documents, applicable law, or otherwise.

Please be further advised that from and after the date of this notice, the Collateral, including any accounts receivable collections and other proceeds and products of the Collateral, is to be held in trust by the Debtors for the Secured Party and the Debtors are to promptly remit any accounts receivable collections or other proceeds of the Collateral to the Secured Party in the same form received, with any necessary endorsements thereon. Please be further advised that any failure of the Debtors to hold the Collateral in trust, including, without limitation, any use or sale of such Collateral, shall constitute conversion of the Secured Party’s Collateral for which the Secured Party will seek the appropriate remedies.

Please take further notice that the Secured Party hereby expressly reserves the right from and after the date of this notice to accept one or more payments from the Debtors or on the Debtors’ behalf and to apply any such payments in reduction of the outstanding indebtedness due under the Financing Documents in such manner as determined by the Secured Party in the Secured Party’s sole and exclusive discretion. The acceptance of any such payments shall not constitute (i) a waiver or cure of the Stated Termination Events, the Existing Defaults, or any other defaults under the Forbearance Documents and/or the Financing Documents, now existing or hereafter arising, (ii) an agreement on the part of the Secured Party to forbear from exercising the Secured Party’s rights and remedies under the Forbearance Documents and/or the Financing Documents or a waiver, modification, or amendment of the terms and conditions thereof and/or the Secured Party’s rights thereunder, or (iii) a waiver by the Secured Party of the acceleration of the Obligations.

Riemer &Braunstein LLP

Cirtran Corporation, et al.
September 30, 2011

The Secured Party hereby expressly reserves all of its rights and remedies in this matter, including, without limitation, the right to take any action or actions at any time, and from time to time, as the Secured Party may deem necessary or appropriate to protect or preserve its interests in this matter.

Your prompt attention to this matter is anticipated.

Very truly yours,

/s/ Douglas K. Clarke
Douglas K. Clarke

cc:           Troy J. Rillo, Esquire (via email)
Jeffrey M. Jones, Esquire (via first class mail and via email)